CITIZENS UTILITIES COMPANY

                                Debt Securities

                             UNDERWRITING AGREEMENT


To Representatives named in                           New York, New York

Schedule I, of the several Underwriters                           (Date)
named in Schedule II hereto


Dear Sirs:


                           Citizens Utilities Company, a Delaware corporation
(the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule II hereto (the
"Underwriters") for whom you are acting as Representatives (the "Representatives") the Company's debt securities of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (the "Debt Securities"), to be issued under the Indenture, dated as of August 15, 1991, between the Company and Chemical Bank, as Trustee (the "Trustee"), as supplemented and amended by the First, Second, Third, Fourth, Fifth and Sixth Supplemental Indentures dated as of August 15, 1991, January 15, 1992, April 15, 1994, October 1, 1994, June 15, 1995, and October 15, 1995 respectively, and as to be supplemented and amended by a supplemental indenture relating to the Debt Securities (such Indenture as may be further supplemented and amended being hereinafter referred to as the "Indenture").

         I. Representations and Warranties by the Company. The Company represents and warrants to each
Underwriter that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form, including a prospectus, for the registration under the Act of the Debt Securities, which registration statement has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement. Any such amendment or supplement was filed with the Commission and any such amendment has become effective. Promptly upon execution of this Agreement, the Company will file with the Commission a prospectus supplement (the "Prospectus Supplement") relating to the Debt Securities pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement have been delivered to you. The registration statement and prospectus, as amended or supplemented prior to the date of this Agreement, and as supplemented by the Prospectus Supplement are hereinafter called the "Registration Statement" and the "Prospectus", respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Exchange Act deemed to be incorporated by reference therein after the date of this Agreement.

                  (b) (i) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Prospectus, at the date of this Agreement and at the Closing Date (as hereinafter defined), any amendments thereof and supplements thereto and the Indenture complied or will comply in all material respects with the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules thereunder and (ii) the Registration Statement did not contain and, as amended by any amendment thereto, will not contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus and any amendment thereof or supplement thereto does not contain and will not contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Prospectus.

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder, and any documents so filed and incorporated by reference subsequent to the date of this Agreement will, when they are filed with the Commission, conform in all material respects to the requirements of the Act and the Exchange Act, and the rules and regulations of the Commission thereunder; and none of such documents include or will include any untrue statement of a material fact or omit or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, properties or financial condition of the Company and its subsidiaries, considered as a whole, and there have not been any transactions entered into by the Company or any of its subsidiaries which is material to the Company and its subsidiaries, considered as a whole, other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus.

                  (e) Neither the issuance or sale of the Debt Securities, nor the performance of the terms and provisions thereof and of the Indenture, will conflict with, result in a breach of or constitute a default under the terms of the Certificate of Incorporation or By-Laws of the Company or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound or any order or regulation applicable to the Company of any Court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

                  (f)  The  Indenture,  except  for the  supplemental  indenture relating to the Debt Securities, has been duly authorized and delivered, and, when the supplemental indenture relating to the Debt Securities has been executed and delivered by the Company and the Trustee, the Indenture, including such supplemental indenture, will have been duly authorized and delivered and will constitute a valid and legally binding instrument enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws from time to time in effect affecting the enforcement of creditors' rights or of the security provided by the Indenture, or by the application of general principles of equity, and the Indenture has been qualified under the Trust Indenture Act; the Debt Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the benefits and security of the Indenture in accordance with their and its terms, subject to the qualification in the preceding clause with respect to the enforceability of the Indenture; and the Debt Securities and the Indenture conform to the descriptions thereof in the Prospectus.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to you and each other Underwriter, and you and each other Underwriter agree, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the respective principal amounts of the Debt Securities set forth opposite your respective names in
Schedule II hereto.

                  3. Delivery and Payment. Delivery of and payment for the Debt Securities shall be made at the place, date and time specified in Schedule I hereto (or such other place, date and time not later than ten full business days thereafter as the Representatives and the Company shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time being herein called the "Closing" or "Closing Date"). Delivery of the Debt Securities shall be made  to the  Representatives  for the  respective  accounts  of the  several
Underwriters   against   payment  by  the  several   Underwriters   through  the
Representatives of the purchase price thereof to or upon the order of the Company payable by official bank check or checks payable in federal (same day) funds. The Debt Securities shall be in definitive form and shall be registered in such names and in such authorized denominations as the Representatives may request not less than 48 hours in advance of the Closing Date, provided, however, that if the Debt Securities are to be sold in book-entry form, a global Debenture shall be delivered in definitive form registered in the name of Cede & Co.

                  The Company agrees to have the Debt Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than noon, New York City time, on the last business day prior to the Closing Date.

                  4. Agreements. The Company agrees with the several Underwriters that:

                  (a) With your consent, the Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify the Representatives promptly of such filing. During the period for which a prospectus relating to the Debt Securities is required to be delivered under the Act, the Company will promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) when any subsequent supplement to the Prospectus has been filed or mailed for filing, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will not file any amendment of the Registration Statement or supplement to the Prospectus (other than any prospectus supplement relating to the offering of the Debt Securities or a prospectus or prospectus supplement relating to an offering of equity securities registered under the Registration Statement, or of debt securities registered under the Registration Statement and permitted by Section 4(f) hereof, and other than any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus) unless the Company has furnished to the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which they reasonably object. The Company will furnish to the Representatives prior to the filing thereof a copy of any such prospectus supplement and any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

                  (b) If, at any time when a prospectus relating to the Debt Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

                  (c) The Company will furnish to each of the Representatives a signed copy of the Registration Statement as originally filed and of each amendment thereto, including statement on Form T-1 of the Trustee and all powers of attorney, consents and exhibits filed therewith (other than exhibits incorporated by reference), and will deliver to the Representatives conformed copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, all amendments of and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may reasonably request.

                  (d) The Company will furnish such information, execute such instruments and take such action as may be required to qualify the Debt Securities for sale under the laws of those states specified in a writing heretofore delivered by you and countersigned by the Company and such other jurisdictions as the Representatives may designate in which there is a change of law or regulation after the date hereof affecting the status of the Debt Securities as exempt Debt Securities under such laws and will maintain such qualifications in effect so long as required for the distribution of the Debt Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  (e) So long as the Debt Securities are outstanding, the Company will furnish (or cause to be furnished) to each of the Representatives, upon request, copies of (i) all reports to stockholders of the Company and (ii) all reports and financial statements filed with the Commission.

                  (f) During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Debt Securities, as notified to the Company by the Representatives, or (ii) the tenth day after the Closing Date for the Debt Securities, the Company will not offer, sell, or otherwise dispose of any debentures or similar debt securities of the Company (except debt securities which are subordinated to the Debt Securities, bank debt, commercial paper or under prior contractual commitments which have been disclosed to you), without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

                  (g) The Company will make generally available to its security holders and to the Representatives, as soon as practicable, but not later than sixteen months after the "effective date" of the Registration Statement (as such term is defined in Rule 158(c) under the Act), a consolidated earning statement (which need not be audited) of the Company, covering a period of twelve-months beginning after such effective date which will satisfy the provisions of Section 11(a) of the Act.

         5. Expenses. The Company will pay or cause to be paid the following:

                  (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Debt Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the furnishing of copies thereof and of any preliminary Prospectus to the Underwriters and dealers;

                  (ii) the cost of printing this Agreement, the Supplemental Indenture under which the Debt Securities are issued and the Blue Sky Survey;

                  (iii) all expenses including fees and disbursements of counsel (up to a maximum of $_________) in connection with the qualification of the Debt Securities under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and the preparation of a Blue Sky Survey;

                  (iv) any fees charged by the rating services for rating the Debt Securities;

                  (v)       the cost of preparing the Debt Securities;

                  (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debt Securities; and

                  (vii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section 5. Except as provided in Section 5 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Debt Securities by them, and any advertising expenses connected with any offers they may make. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                  6. Conditions to the Obligations of the Under-writers. The obligations of the Underwriters to purchase the Debt Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein (except insofar as such representations and warranties have already been qualified as to materiality therein) as of the date hereof and the Closing Date, to the accuracy of the statements of Company officers made in any certificates given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a)  No  stop  order  suspending  the   effectiveness  of  the
         Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission;

                  (b) There shall be in full force and effect, on the date of this Agreement and on the Closing Date, an order or orders, if necessary, of the Federal Energy Regulatory Commission ("FERC") authorizing the issue and sale of the Debt Securities on the terms set forth or contemplated in this Agreement, and no additional order of FERC shall be necessary for such issuance and sale;

                  (c) At the Closing Date, the Company shall have received all authorizations from any state regulatory commission (other than pursuant to any state "Blue Sky" laws) necessary for the issuance and sale of the Debt Securities and related transactions on the terms set forth or contemplated in this Agreement and containing no provision unacceptable to the Representatives, which such authorizations shall be in full force and effect and no order or additional order of any such Commission shall be necessary for such issuance and sale which has not been obtained;

                  (d) At the Closing Date, the Representatives shall have been furnished with the following opinions, addressed to the Underwriters (with conformed copies thereof for each of the other Underwriters), in form and substance satisfactory to the Representatives, dated the Closing Date or a date not more than three days prior thereto:

                           (i) Opinion of Boulanger, Hicks & Churchill, P.C., New York, New York, counsel to the Company;

                           (ii) Opinions of Brown & Bain, P.A., Phoenix, Arizona; LeBoeuf, Lamb, Greene & MacRae, Denver, Colorado; Cades Schutte Fleming & Wright, Honolulu, Hawaii; Marshall Ordemann, counsel to the Louisiana Gas Division of the Company, Harvey, Louisiana; Stokes & Bartholomew, Nashville, Tennessee; Miller, Eggleston and Rosenberg, Ltd., Burlington, Vermont; and Jackson & Kelly, Charleston, West Virginia (or other local counsel to the Company), counsel to the Company; and

                          (iii)     Opinion of Simpson Thacher & Bartlett,
New York, New York, counsel to the Underwriters;

                  (e) At the Closing Date, the Representatives shall have been furnished a letter dated the Closing Date, in form and substance satisfactory to the Representatives, from KPMG Peat Marwick, the Company's independent public accountants, containing statements and information heretofore agreed upon with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus;

                  (f) At the Closing Date, the Representatives shall have received a certificate, dated the Closing Date, signed by an officer of the Company, to the effect that, (A) since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the business, properties or financial condition of the Company and its subsidiaries, considered as a whole; provided that a downgrading of the rating of the Company's publicly-held securities by itself shall not be deemed to be a "material adverse change", and (B) since such dates, there has not been any transaction entered into by the Company or any of its subsidiaries other than transactions referred to in, or contemplated by, the Registration Statement and Prospectus and transactions which are not material to the Company and its subsidiaries considered as a whole;

                  (g) At the Closing Date, the Representatives shall have received a certificate, dated the Closing Date signed by an officer of the Company, to the effect that, since the respective dates as of which information is given in the Registration Statement and Prospectus, neither the Company nor any of its subsidiaries shall have sustained a loss by fire, flood, accident or other calamity which is substantial with respect to the property of the Company and its subsidiaries, considered as a whole. At the Closing the Representatives shall have been furnished with certificates satisfactory to the Representatives as to the accuracy of its representations and warranties herein at and as of the Closing and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing, and the Company also shall have furnished to you a certificate satisfactory to you as to the matters set forth in subsections (a) and (b) of this
         Section 6.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

                  7. Conditions of Company's Obligations. The obligations of the Company to sell and deliver the Debt Securities are subject to the following conditions:

                  (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The conditions  referred to in subsections  (b) and (c) of
         Section 6 shall have been met and no order or authorization referred to therein shall contain any provision unacceptable to the Company.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled, this Agreement and all obligations of the Company hereunder may be canceled on or at any time prior to the Closing Date by the Company. Notice of such cancellation shall be given to the Representatives in writing or by telephone or telegraph confirmed in writing.

                  8.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Debt Securities as originally filed or in any amendment thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof; and provided further that such indemnity with respect to a prospectus included in the registration statement or any amendment thereto prior to the supplementing thereof with the Prospectus Supplement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Debt Securities which are the subject thereof if such person did not receive a copy of the Prospectus as amended or supplemented (but without the documents incorporated by reference therein) at or prior to the confirmation of the sale of such Debt Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only in relation to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the Prospectus, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.


                  (c) Promptly after receipt by an indemnified  party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party, or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
         (iii) is applicable, such liability shall be only in respect of the counsel referred to in such claims (i) or (iii). It is understood that all such fees and expenses shall be reimbursed as they are incurred.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraphs (a) and (b) is due in accordance with its terms but is for any reason unavailable from the Company or the Underwriters or insufficient to hold the Underwriters, the Company or any party covered by the foregoing indemnification harmless in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (or actions in respect thereof) to which the Company and one or more of the Underwriters may be subject, as a result of such losses, claims, damages or liabilities (or actions in respect thereof), in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debt Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the offering of the Debt Securities, in each case as set forth in the table on the cover page of the Prospectus Supplement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was guilty of such fraudulent misrepresentation. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by a party entitled to contribution as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
         (d) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. The Underwriters' obligation under this subsection (d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this subsection
         (d), each person, if any, who controls an Underwriter within the meaning of either the Act or the Exchange Act, and each officer, director and employee of an Underwriter shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, each officer, director and employee of the Company shall have the same rights to contribution as the Company, subject to the fourth sentence of this subsection (d).

                  9. Default by an Underwriter. If any one or more of the Underwriters shall fail to purchase and pay for all of the Debt Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in respective proportions which the amount of Debt Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Debt Securities set forth opposite the names of all the remaining Underwriters) the Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Debt Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligations to purchase any of, the Debt Securities , and if such nondefaulting Underwriters do not purchase all of the Debt Securities, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter, as set forth in this Section, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or employees or any controlling person within the meaning of the Act, and will survive delivery of and payment for the Debt Securities.

                  11. Termination. This Agreement shall be subject to termination by the Underwriters by notice given by the Representatives to the Company prior to delivery of and payment for all Debt Securities that the Representatives elect to terminate this Agreement on the grounds that trading in debt securities generally on the New York Stock Exchange shall have been suspended or limited or minimum price shall have been established on such Exchange, a banking moratorium shall have been declared either by Federal or New York State authorities, or there shall have occurred any new outbreak or material escalation of major hostilities or other calamity or crisis the effect of which on the financial markets in the United States is such as to make it, in the judgment of the Representatives, impracticable to sell the Debt Securities or enforce contracts for the sale of the Debt Securities.

                   If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 5, 8 and 10 hereof; but if for any other reason the Debt Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters, through you, for all out-of-pocket expenses approved in writing by you, (up to a maximum of $__________) including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparation for the purchase, sale and delivery of the Debt Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 5, 8 and 10 hereof.

                  12. Representation of the Underwriters. The Representatives represent and warrant to the Company that they are authorized to act as the representatives of the Underwriters in connection with this financing and that the Representatives' execution and delivery of this Agreement and any action under this Agreement taken by such Representatives will be binding upon all Underwriters.

                  13. Notices. All communications hereunder will be in writing and, if sent to the Representatives, shall be mailed, delivered or telegraphed and confirmed to them at their address set forth for that purpose in Schedule I hereto or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905, attention of Robert J. DeSantis, Vice President and Treasurer.

                  14. Parties in Interest. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 9 and Section 10 hereof, the officers and directors and controlling persons referred to in Section 8 hereof, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right or by virtue of this Agreement. No purchaser of any of the Debt Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  16.   Counterparts.   This   Agreement   may  be  executed  in
counterparts, all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

                  17. Interpretation When No Representatives. In the event no Underwriters are named in Schedule II hereto, the term "Underwriters" shall be deemed for all purposes of this Agreement to be the Underwriter or Underwriters named as such in Schedule I hereto, the principal amount of the Debt Securities to be purchased by any such Underwriter shall refer to that set opposite its name in Schedule I hereto and all references to the "Representatives" shall be deemed to refer to the Underwriters named in Schedule I.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                            Very truly yours,

                           CITIZENS UTILITIES COMPANY



                           By__________________________________
                             Name: Robert J. DeSantis
                             Title: Vice President and Treasurer


The  foregoing  Agreement is hereby
confirmed and accepted as of the
date first above written.



For themselves and as Representatives
for each of the several Underwriters
named in Schuedule II to the foregoing
Agreement.

- --------------------------------------

- --------------------------------------

By:  _________________________________



         By:_________________________________
         Name:
         Title:

                                   SCHEDULE I

Underwriting Agreement dated _______________________

Registration Statement No. _____________

Representatives and Address:

Principal Amount of Debt Securities
to be purchased by Underwriters:            $_____________


Debt Securities:

         Designation:   _% Debentures Due ____

         Principal Amount:  $_________________

         Supplemental Indenture dated as of ___________________.

         Date of Maturity:  _____________________

         Interest Rate: __% per annum, payable each
                                    ______ and __________ of each
                                    year, commencing ______________.

         Form:  Book Entry

         Purchase Price:   __________% of the principal amount
                       thereof, plus accrued interest from
                     ______________, to the date of payment
                                  and delivery.

         Sinking Fund Provisions:  None

         Redemption Provisions:  None

Closing Date, Time and Location:  ________________________
          at the offices of ______________________________
                            ______________________________
                            ______________________________

                                   SCHEDULE II



                                                             Principal
                                                                Amount
                                                               of Debt
Name of Underwriter                                         Securities
                                                          $ 00,000,000
                                                            00,000,000
                                                          ____________
     Total................................................$000,000,000
                                                          ============